UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
To Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 23, 2008
Date of report (Date of earliest event reported)

       TOOTSIE ROLL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Its charter)



        Virginia
(State or Other Jurisdiction of Incorporation)

        001-01361
(Commission File Number)

        22-1318955
(I.R.S. Employer Identification No.)

 7401 South Cicero Avenue, Chicago, Illinois  60629
(Address of Principal Executive Offices)   (Zip Code)

        773-838-3400
(Registrant's Telephone Number, Including Area Code)

        Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [__]  Written communications pursuant to Rule 425 under the Securities Act
              (17 CFR 230.425)

     [__]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

     [__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

    On April 23, 2008, Tootsie Roll Industries, Inc. issued a press release
(the "release") announcing its results of operations and financial condition for the first quarter ended March 29, 2008. A copy of the release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

    The information in the release and in this Item 2.02 is "furnished" and not "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. Such information may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references such information.

Item 9.01.	Financial Statements and Exhibits.

(c) The following exhibit is furnished with this report:

Exhibit 99.1     Press Release of Tootsie Roll Industries, Inc., dated
                 April 23, 2008.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the under-signed thereunto duly authorized.


April 23, 2008                   TOOTSIE ROLL INDUSTRIES, INC.

                            By:  /S/G. HOWARD EMBER, JR.
                                 G. Howard Ember, Jr.
                                 Vice President Finance and
                                 Chief Financial Officer



EXHIBIT INDEX

Exhibit No.                Description

99.1   Press Release of Tootsie Roll Industries, Inc., dated April 23, 2008.


Tootsie Roll Industries, Inc.
7401 South Cicero Avenue
Chicago, IL  60629
Phone 773/838-3400
Fax   773/838-3534

Press Release

STOCK TRADED:  NYSE           FOR IMMEDIATE RELEASE
TICKER SYMBOL: TR             Wednesday, April 23, 2008

Chicago, ILLINOIS - April 28, 2008 - Melvin J. Gordon, Chairman, Tootsie Roll Industries, Inc. reported first quarter 2008 sales and earnings.

First quarter 2008 sales were $90,341,000 compared to $92,914,000 in first quarter 2007, a decrease of $2,573,000 or 3%. First quarter 2008 net earnings were $6,453,000 compared to $9,811,000 in first quarter 2007, and earnings per share were $.12 and $.17 per share in 2008 and 2007, respectively, a decrease of $.05 per share or 29%.

Mr. Gordon said, "The sales decline in the first quarter reflects the overall recessionary economic conditions. First quarter 2008 results were adversely affected by lower sales volumes and higher input costs. These higher input costs principally relate to major ingredients and packaging materials, freight and distribution as a result of higher energy and fuel costs, and products manufactured in Canada due to less favorable foreign exchange rates.

The Company has taken actions and implemented programs, including selected price increases as well as cost reduction programs, with the objective to recover some of these higher input cost. However, these actions have not allowed the Company to recover all of the significant increases in input costs in first quarter 2008.

The Company's per share earnings for first quarter 2008 did benefit from common stock purchases in the open market resulting in fewer shares outstanding."


                          TOOTSIE ROLL INDUSTRIES, INC.
                       CONSOLIDATED STATEMENTS OF EARNINGS
                              FOR THE PERIODS ENDED
                         MARCH 29, 2008  &  MARCH 31, 2007

                                    FIRST QUARTER ENDED
                                   2008             2007

Net Sales                     $   90,341,000    $  92,914,000

Net Earnings                  $    6,453,000    $   9,811,000

* Earnings                         $ .12            $ .17


* Average Shares Outstanding      55,543,000       56,903,000




* Based on average shares outstanding adjusted for 3% stock dividends distributed April 10, 2008 and April 12, 2007.